UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2014

___________________________________
PRETIUM PACKAGING, L.L.C.
PRETIUM FINANCE, INC.
(Exact name of registrant as specified in its charter)
_____________________________________

Commission File Number	Registrant	IRS Employer Identification Number	State or other jurisdiction of incorporation
333-176592	Pretium Packaging, L.L.C.	43-1817802	Delaware
333-176592-08	Pretium Finance, Inc.	30-0668528	Delaware

15450 South Outer Forty Drive, Suite 120
Chesterfield, Missouri		63017
(Address of principal executive offices)		(Zip Code)

	(314) 727-8200
(Registrant's telephone number, including area code)

	Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
On June 2, 2014, Pretium Holding, LLC (“Holding”), the indirect parent of Pretium Packaging, L.L.C. (the “Company”) consummated the transactions contemplated by the previously disclosed Securities Purchase Agreement (the “SPA”) by and among GS Pretium Holdings, Inc. (the “Buyer”), GS Pretium Transitory Sub II, LLC, the direct and indirect holders of 100% of the equity interests of Holding (collectively, the “Sellers”) and CH Pitcher I, LLC, in its capacity as the representative of the Sellers, (the “Transaction”). The Buyer is an affiliate of Genstar Capital, a private equity firm based in San Francisco.

Item 3.03    Material Modification to Rights of Security Holders.
Pursuant to the SPA, at the consummation of the Transaction, $161,739,583.33, representing a portion of the proceeds from the Transaction, has been deposited with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), under the 11.5% Senior Secured Notes Indenture (the “Indenture”), dated as of March 31, 2011, among the Company, Pretium Finance, Inc. (“Pretium Finance”), the Guarantors party thereto, the Trustee, The Bank of New York Mellon Trust Company N.A., as U.S. collateral trustee, and BNY Trust Company of Canada, as Canadian collateral trustee, and will be used to redeem the 11.5% Senior Secured Notes (the “Notes”), on June 6, 2014, including payment of the outstanding principal, the redemption premium and all accrued and unpaid interest through such date (the “Redemption Amount”).

In connection with depositing the Redemption Amount with the Trustee under the Indenture, the Company and Pretium Finance’s obligations under the Indenture were discharged as of June 2, 2014. Accordingly, the Company and Pretium Finance are no longer required to file reports with the Securities and Exchange Commission (“SEC”) and will file a Form 15 with the SEC.

Item 5.01    Changes in Control of Registrant.
On June 2, 2014, pursuant to the terms of the SPA, Buyer consummated the Transaction. As a result of the Transaction, the Company became an indirect wholly-owned subsidiary of Buyer.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to the terms of the SPA, concurrently with the consummation of the Transaction, Keith S. Harbison, Harley B. Kaplan, Alan H. Miller, Howard D. Morgan, Eric M. Schwartz, William M. Pruellage, Bernard Reidy and Brett A. Snyder voluntarily resigned as members of the Board of Directors of Holdings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRETIUM PACKAGING, L.L.C.

Date:	June 2, 2014	By:	/s/ Robert A. Robison
Robert A. Robison
Vice President, Chief Financial Officer

PRETIUM FINANCE, INC.

Date:	June 2, 2014	By:	/s/ Robert A. Robison
Robert A. Robison
Treasurer